                                                         [EXECUTION COUNTERPART]


                          CONSENT AND AMENDMENT NO. 2

              CONSENT AND AMENDMENT NO. 2 dated as of September 30, 1996 between FRONTIERVISION OPERATING PARTNERS, L.P., a limited partnership duly organized and validly existing under the laws of the State of Delaware (the "Company"), each of the lenders that is a signatory hereto identified under the caption "Lenders" on the signature pages hereto and THE CHASE MANHATTAN BANK, as administrative agent for said lenders (in such capacity, the "Administrative Agent").

              The Company, certain Lenders, the Administrative Agent, J.P. Morgan Securities Inc., as Syndication Agent, and CIBC Inc., as Managing Agent, are parties to an Amended and Restated Credit Agreement dated as of April 9, 1996 (as heretofore amended, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Lenders to the Company in an aggregate principal or face amount not exceeding $265,000,000.

              The Company has requested that the Credit Agreement be modified in certain respects and, accordingly, the parties hereto hereby agree as follows:

              Section 1. Definitions. Except as otherwise defined in this Consent and Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

              Section 2. Amendment. Subject to the satisfaction of the conditions precedent specified in Section 5 below, but effective as of the date hereof, the Credit Agreement is hereby amended as follows:

              A. General. References in the Credit Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

              B. Definitions. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions (to the extent such definitions are not presently set forth in said Section 1.01) and amending in their entirety the following definitions (to the extent such definitions are presently set forth in said Section 1.01), as follows:

              "ACE Acquisition" shall mean the proposed acquisition by the Company of CATV Systems in Kentucky and Indiana from American Cable Entertainment of Kentucky-Indiana, Inc. pursuant to the ACE Acquisition Agreement.

              "ACE Acquisition Agreement" shall mean the Asset Purchase Agreement dated as of July 15, 1996 between the Company and American Cable Entertainment of Kentucky-Indiana, Inc., as





                          Consent and Amendment No. 2
the same shall, subject to Section 8.18 hereof, be modified and supplemented and in effect from time to time.

              "Basic Documents" shall mean, collectively, the Loan Documents, the Cox Acquisition Agreement, the Triax Acquisition Agreement and the ACE Acquisition Agreement.

              "Change of Control" shall mean that the Company or FrontierVision Capital shall be required pursuant to the provisions of the Senior Subordinated Debt Documents (or any other agreement or instrument relating to or providing for any other Subordinated Indebtedness) to redeem or repurchase, or make an offer to redeem or repurchase, all or any portion of the Senior Subordinated Debt (or such Subordinated Indebtedness, as the case may be) as a result of a change of control (however defined).

              "FrontierVision Capital" shall mean FrontierVision Capital Corporation, a Delaware corporation and a Wholly Owned Subsidiary of the Company.

              "New Acquisition" shall mean the Phoenix Grassroots Acquisition, the Triax Acquisition, the ACE Acquisition and the Penn/Ohio Acquisition.

              "Penn/Ohio Acquisition" shall mean the proposed acquisition by the Company of CATV Systems in Ohio and Pennsylvania from Penn/Ohio Cablevision, L.P., pursuant to the Penn/Ohio Acquisition Agreement.

              "Penn/Ohio Acquisition Agreement" shall mean the Purchase Agreement dated as of August 6, 1996 between Penn/Ohio Cablevision, L.P., and the Company, as the same shall, subject to Section 8.18 hereof, be modified and supplemented and in effect from time to time.

              "Phoenix Grassroots Acquisition" shall mean the acquisition by the Company of CATV Systems in Maine and New Hampshire from Phoenix Grassroots Cable Systems, L.L.C., pursuant to the Phoenix Grassroots Acquisition Agreement.

              "Phoenix Grassroots Acquisition Agreement" shall mean the Asset Purchase Agreement dated July 19, 1996 between Phoenix Grassroots Cable Systems, L.L.C. and the Company, as the same shall, subject to Section 8.18 hereof, be modified and supplemented and in effect from time to time.

              "Reserved Proceeds" shall mean, with respect to any Debt Issuance, the Net Available Proceeds thereof which are not simultaneously with, or within five Business Days of, the occurrence thereof used to make a Subsequent Acquisition, to refinance outstanding Subordinated Indebtedness, to make payments





                          Consent and Amendment No. 2
in respect of the UVC Notes as contemplated by the last sentence of the first paragraph of Section 8.09 hereof or deposited in a Reserved Proceeds Account in accordance with Section 2.09(e)(ii) hereof.

              "Reserved Proceeds Account" shall mean (a) the Collateral Account or (b) an escrow account established on such terms and conditions, and with an escrow agent, as shall be acceptable to the Administrative Agent and the Majority Lenders.

              "Reserved Proceeds Account Agent" shall mean (a) if the Reserved Proceeds Account is the Collateral Account, the Administrative Agent, and (b) if the Reserved Proceeds Account is an escrow account, the escrow agent in respect thereof.

              "Senior Subordinated Debt" shall mean the Indebtedness of the Company and FrontierVision Capital in respect of the senior subordinated notes of the Company and FrontierVision Capital due 2006 issued pursuant to Senior Subordinated Debt Indenture.

              "Senior Subordinated Debt Documents" shall mean the Senior Subordinated Debt Indenture, the securities or other instruments evidencing the Senior Subordinated Debt and all other documents, instruments and agreements executed and delivered in connection with the original issuance of the Senior Subordinated Debt, in each case, as the same shall, subject to Section 8.18 hereof, be modified and supplemented and in effect from time to time.

              "Senior Subordinated Debt Indenture" shall mean the Indenture to be dated as of a date on or around October 1, 1996 among the Company and FrontierVision Capital, as Issuers, and Colorado National Bank, as Trustee, as the same shall, subject to Section 8.18 hereof, be modified and supplemented and in effect from time to time.

              "Specified Acquisitions" shall mean (a) acquisitions of CATV Systems in exchange for other CATV Systems and (b) New Acquisitions.

              "Subsequent Acquisition" shall mean any acquisition permitted under Section 8.05(b)(iv) hereof (including, without limitation, the New Acquisitions).

              "Subsequent Acquisition Agreement" shall mean the Phoenix Grassroots Acquisition Agreement, the Triax Acquisition Agreement, the ACE Acquisition Agreement, the Penn/Ohio Acquisition Agreement and each other agreement pursuant to which a Subsequent Acquisition shall be consummated, as the same shall, subject to Section 8.18 hereof, be modified and supplemented and in effect from time to time.





                          Consent and Amendment No. 2

              "Triax" shall mean, collectively, Triax Southeast Associates, L.P. and Triax Southeast General Partner, L.P.

              "Triax Acquisition" shall mean the proposed acquisition by the Company of CATV Systems in Kentucky, Maryland, North Carolina, Ohio, Pennsylvania, Virginia and West Virginia from Triax pursuant to the Triax Acquisition Agreement.

              "Triax Acquisition Agreement" shall mean the Asset Purchase Agreement dated May 16, 1996 between Triax and the Company, as the same shall, subject to Section 8.18 hereof, be modified and supplemented and in effect from time to time.

              C.  EBITDA Definition.

              (1)  The third sentence in the definition of "EBITDA" in Section
1.01 of the Credit Agreement is hereby amended by deleting the "and" at the end of paragraph (D) thereof, by substituting a semicolon for the period at the end of paragraph (E) thereof and by adding the following paragraphs (F), (G), (H) and (I) thereto:

              "(F) for periods prior to the date of the Phoenix Grassroots Acquisition, EBITDA for each day during such period attributable to the CATV Systems acquired pursuant to the Phoenix Grassroots Acquisition shall be deemed to be equal to $4,197 (determined by the Company as provided in Schedule XI hereto); and

              (G) for periods prior to the date of the Triax Acquisition, EBITDA for each day during such period attributable to the CATV Systems acquired pursuant to the Triax Acquisition shall be deemed to be equal to $27,847 (determined by the Company as provided in Schedule XI hereto);

              (H) for periods prior to the date of the ACE Acquisition, EBITDA for each day during such period attributable to the CATV Systems acquired pursuant to the ACE Acquisition shall be deemed to be equal to $37,814 (determined by the Company as provided in Schedule XI hereto); and

              (I) for periods prior to the date of the Penn/Ohio Acquisition, EBITDA for each day during such period attributable to the CATV Systems acquired pursuant to the Penn/Ohio Acquisition shall be deemed to be equal to $1,441 (determined by the Company as provided in Schedule XI hereto)."

              (2) The definition of "EBITDA" in Section 1.01 of the Credit Agreement is hereby further amended by deleting the clause





                          Consent and Amendment No. 2
reading "(but excluding the CATV Systems acquired pursuant to the Initial Acquisitions and the Cox Acquisition)" in the fourth sentence thereof and inserting "(but excluding the CATV Systems acquired pursuant to the Initial Acquisitions, the Cox Acquisition and the New Acquisitions)" in its place.

              D.  Prepayments.

              (1) Section 2.09(d) of the Credit Agreement is hereby amended by deleting the reference in paragraph (z) of the penultimate sentence thereof to "$10,000,000" and inserting "$75,000,000" in its place.

              (2) Section 2.09(e) of the Credit Agreement is hereby amended to read in its entirety as follows:

              "(e) Subordinated Indebtedness. Without limiting the obligation of the Company to obtain the approval of the Majority Lenders to the terms of Permitted Subordinated Indebtedness to the extent required by
       Section 8.13 hereof, upon any Debt Issuance:

                     (i) the Company shall prepay the Loans and the Commitments shall be subject to automatic reduction on the date of such issuance in an amount equal to the Unused Proceeds thereof, such prepayment and reduction to be effected in the manner and to the extent specified in paragraph (g) of this
              Section 2.09; and

                     (ii) the Company shall deposit the Reserved Proceeds thereof into a Reserved Proceeds Account to be held therein pending application of such Reserved Proceeds to make one or more Subsequent Acquisitions, to refinance outstanding Subordinated Indebtedness or to make payments in respect of the UVC Notes as contemplated by the last sentence of the first paragraph of
              Section 8.09 hereof (and the relevant Reserved Proceeds Account Agent need not release such Reserved Proceeds except upon presentation of evidence satisfactory to it that such Reserved Proceeds are to be so applied in compliance with the provisions of this Agreement), provided that if such Reserved Proceeds are not in fact so applied within 180 days of such Debt Issuance, such Reserved Proceeds shall forthwith be applied to the prepayment of Loans and reductions of Commitments as provided above (it being understood that, in the event Reserved Proceeds from more than one Debt Issuance are paid into a Reserved Proceeds Account, such Reserved Proceeds shall be deemed to be released in the same order in which such Debt Issuances occurred).





                          Consent and Amendment No. 2

       Nothing in this paragraph (e) shall be deemed to obligate the Administrative Agent or the Majority Lenders to release, or to agree to release, from a Reserved Proceeds Account of any of such proceeds to or for the benefit of the Company for purposes as aforesaid upon the occurrence and during the continuance of any Event of Default."

              (3) Section 2.09 of the Credit Agreement is hereby further amended by redesignating paragraph (f) thereof as paragraph (g) thereof. In addition, each reference in Sections 2.03(b), 2.03(c) and Section 2.09 of the Credit Agreement to Section 2.09(f) thereof is hereby changed to be a reference to Section 2.09(g) thereof.

              (4) Section 2.09 of the Credit Agreement is hereby further amended by adding a new paragraph (f) thereof reading in its entirety as follows:

              "(f) Change of Control. If any Change of Control shall occur, then, concurrently with the occurrence of the event giving rise to such Change of Control, the Company shall prepay the Loans in full and the Commitments shall be automatically reduced to zero."

              E. Subsequent Acquisitions. Section 8.05(b)(iv) of the Credit Agreement is hereby amended by amending paragraph (A) thereof to read in its entirety as follows:

                  "(A) (1) the aggregate Purchase Price of all such
              acquisitions (other than CATV Systems acquired pursuant to Specified Acquisitions) shall not exceed $75,000,000 and the aggregate Purchase Price of any individual such acquisition (other than a CATV System acquired pursuant to Specified Acquisitions) shall not exceed $10,000,000;

                     (2) the Purchase Price of CATV Systems acquired pursuant to a New Acquisition shall not exceed the amount specified in the relevant Acquisition Agreement; and

                     (3) the aggregate Purchase Price of all such CATV Systems acquired in exchange for other CATV Systems shall not exceed $75,000,000 and the aggregate Purchase Price of any individual such CATV System acquired in exchange for one or more other CATV Systems shall not exceed $10,000,000;

       it being understood that, if an acquisition involves an exchange of CATV Systems and the aggregate Purchase Price for such acquisition includes cash and/or cash equivalents, then the portion of such aggregate Purchase Price so





                          Consent and Amendment No. 2
       constituting cash and cash equivalents shall be deemed to be applied to reduce the then-unused portion of the amounts specified in clause (1) of this Section 8.05(b)(iv)(A), and the remainder of such aggregate Purchase Price shall be deemed to be applied to reduce the then-unused portion of the amounts specified in clause (3) of this Section 8.05(b)(iv)(A);".

              F.  Dispositions.

              (1) Section 8.05(c) of the Credit Agreement is hereby amended by amending paragraphs (iv) and (v) thereof to read in their entirety as follows:

              "(iv) dispositions of one or more CATV Systems (whether for cash or for Disposition Investments, but excluding dispositions in exchange for other CATV Systems), so long as the aggregate fair market value of the CATV Systems disposed of in any single transaction shall not exceed $10,000,000 and the fair market value of the CATV Systems disposed of in all such dispositions shall not exceed $75,000,000,

              (v) dispositions of one or more CATV Systems in exchange for other CATV Systems, so long as the aggregate fair market value of the CATV Systems disposed of in any single such exchange shall not exceed $10,000,000 and the fair market value of the CATV Systems disposed of in all such exchanges shall not exceed $75,000,000, and".

              (2) Section 8.05(c)(vi) of the Credit Agreement is hereby amended by deleting the reference therein to "December 31, 1996" and inserting "June 30, 1997" in its place.

              G.  Indebtedness.

              (1) Section 8.07(d) of the Credit Agreement is hereby amended to read in its entirety as follows:

              "(d) (i) Indebtedness of the Company and FrontierVision Capital in respect of the Senior Subordinated Debt in an aggregate original principal amount not exceeding $200,000,000, and (ii) subordinated Guarantees of such Indebtedness by Subsidiaries of the Company pursuant to the Senior Subordinated Debt Documents;".

              (2) Section 8.07(f) of the Credit Agreement is hereby amended by deleting the reference therein to "$20,000,000" and inserting "$25,000,000" in its place.

              H. Investments. Section 8.08 of the Credit Agreement is hereby amended by deleting the "and" at the end of





                          Consent and Amendment No. 2
paragraph (h) thereof, by substituting a semicolon for the period at the end of paragraph (i) thereof and by adding the following paragraph (j) thereto:

              "(j)  the Guarantees referred to in Section 8.07(d) hereof."

              I. Certain Financial Covenants. Section 8.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

              "8.10  Certain Financial Covenants.

              (a) Senior Debt Ratio. The Company will not permit the Senior Debt Ratio (determined in accordance with Section 8.10(e) hereof) to exceed the following respective ratios at any time during the following respective periods:

              Period                                       Ratio
              ------                                       -----
       From the date on which the
        Senior Subordinated Debt is
        issued through and including
        June 30, 1997                                    3.75 to 1

       From July 1, 1997
        through and including
        December 31, 1997                                3.50 to 1

       From January 1, 1998
        through and including
        June 30, 1998                                    3.25 to 1

       From July 1, 1998
        through and including
        December 31, 1998                                3.00 to 1

       From January 1, 1999
        through and including
        December 31, 1999                                2.50 to 1

       From January 1, 2000
        through and including
        December 31, 2000                                2.00 to 1

       From January 1, 2001 and at
         all times thereafter                            1.50 to 1

              (b) Total Debt Ratio. The Company will not permit the Debt Ratio (determined in accordance with Section 8.10(e) hereof) to exceed the following respective ratios at any time during the following respective periods:





                          Consent and Amendment No. 2

              Period                                       Ratio
              ------                                       -----
       From the Effective Date
        through and including
        June 30, 1997                                    7.00 to 1

       From July 1, 1997
        through and including
        December 31, 1997                                6.25 to 1

       From January 1, 1998
        through and including
        June 30, 1998                                    6.00 to 1

       From July 1, 1998
        through and including
        December 31, 1998                                5.50 to 1

       From January 1, 1999
        through and including
        December 31, 1999                                4.75 to 1

       From January 1, 2000
        through and including
        December 31, 2000                                4.00 to 1

       From January 1, 2001 and at
         all times thereafter                            3.50 to 1

               (c) Interest Coverage Ratio. The Company will not permit the Interest Coverage Ratio (determined in accordance with Section 8.10(e) hereof) to be less than the following respective amounts at any time during the following respective periods:

              Period                                       Amount
              ------                                       ------
       From the Effective Date
        through and including
        June 30, 1997                                       1.25

       From July 1, 1997
        through and including
        December 31, 1998                                   1.50

       From January 1, 1999
        through and including
        December 31, 1999                                   1.75

       From January 1, 2000
        through and including
        December 31, 2000                                   2.00

       From January 1, 2001
        and at all times thereafter                         2.25





                          Consent and Amendment No. 2

              (d) Fixed Charges Ratio. The Company will not permit the Fixed Charges Ratio (determined in accordance with Section 8.10(e) hereof) to be less than 1.00 to 1 at December 31, 1997 or less than 1.05 to 1 at any time thereafter.

              (e) Computations of Ratios. Solely for purposes of computing the Senior Debt Ratio, Debt Ratio, Interest Coverage Ratio and Fixed Charges Ratio for purposes of this Section 8.10:

                       (i) Indebtedness shall be deemed to exclude obligations in respect of undrawn letters of credit, performance bonds and similar instruments issued or accepted by banks and other financial institutions in the ordinary course of business of the Company and its Subsidiaries;

                      (ii) at any time when Reserved Proceeds of a Debt Issuance are on deposit in a Reserved Proceeds Account, the amount of Subordinated Indebtedness outstanding at such time shall be deemed to be net of the amount of such Reserved Proceeds so on deposit at such time; and

                     (iii) during any period when Reserved Proceeds of a Debt Issuance are on deposit in a Reserved Proceeds Account, the amount of Interest Expense in respect of Subordinated Indebtedness for such period shall be deemed to be net of interest payable to the Company on such Reserved Proceeds so on deposit during such period."

              J. Capital Expenditures. Section 8.11 of the Credit Agreement is hereby amended by deleting the schedule set forth in paragraph (a) thereof and substituting the following therefor:

              "Period                                    Amount ($)
               ------                                    ----------
       From the Effective Date
        to and including
        December 31, 1996                                 4,000,000

       Fiscal year ending
        December 31, 1997                                26,000,000

       Fiscal year ending
        December 31, 1998                                25,000,000





                          Consent and Amendment No. 2

       Fiscal year ending
        December 31, 1999                                21,000,000

       Fiscal year ending
        December 31, 2000                                20,000,000

       Fiscal year ending
        December 31, 2001                                15,000,000

       Each fiscal year
         thereafter                                      12,000,000"

              K. UVC Notes. Section 8.13(b) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

              "It is understood and agreed that the limited partnership interests of the Company received by UVC in exchange for the UVC Notes in a transaction complying with the requirements of this Section 8.13(b) will not constitute Indebtedness of the Company for any purpose hereof."

              L. Indenture Restrictions; FrontierVision Capital. Section 8.17 of the Credit Agreement is hereby amended:

              (1)  by deleting the words "The Company will not" in paragraph
       (c) thereof and inserting the words "Other than the Senior Subordinated Debt Documents, the Company will not" in its place; and

              (2)  by adding the following paragraph (d) thereto:

              "(d) FrontierVision Capital. FrontierVision Capital will own no Property, will have no Indebtedness (other than its Guarantee of Indebtedness hereunder and Indebtedness in respect of the Senior Subordinated Debt), will have no operations (other than de minimis operations incidental to its activities in connection with the foregoing) and, in furtherance of the foregoing, will not make any expenditures or incur any liabilities other than those consistent with and reasonably necessary in the conduct of its business as contemplated by this Section 8.17(d)."

              M. Modifications of Certain Documents. Section 8.18 of the Credit Agreement is hereby amended by amending paragraphs (i) and (ii) thereof to read in their entirety as follows:

              "(i) any Senior Subordinated Debt Document or any other agreement, instrument or other document evidencing or relating to Subordinated Indebtedness (other than the cancellation of UVC Notes in accordance with Section 8.13(b)(1) hereof),





                          Consent and Amendment No. 2

                  (ii) any Initial Acquisition Agreement, the Cox Acquisition Agreement, the Triax Acquisition Agreement or the ACE Acquisition Agreement either to increase the aggregate consideration payable by the Company thereunder or any other provision of such Agreements (or of any agreement executed in connection therewith) to the extent the same would materially adversely affect the Lenders or the Administrative Agent (or the rights of the Lenders or the Administrative Agent under any of the Loan Documents), or".

              N. Schedule XI. The Credit Agreement is hereby amended by adding Schedule XI hereto as Schedule XI thereto.

              Section 3. Consents. Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, but effective as of the date hereof:

              A. Creation of FrontierVision Capital. Subject to Section 8.17(a) of the Credit Agreement, each of the Lenders hereby consents to the creation of FrontierVision Capital as a Wholly Owned Subsidiary of the Company.

              B. Senior Subordinated Debt. Each of the Lenders hereby consents to incurrence of the Senior Subordinated Debt on the terms and conditions set forth in the Credit Agreement (as amended hereby) and in the Prospectus relating to the issuance of the Senior Subordinated Debt heretofore delivered to the Lenders, provided that each payment date for the notes issued under the Senior Subordinated Debt Indenture shall be not earlier than 15 days, and not later than 30 days, after a Quarterly Date.

              C. Triax and ACE Acquisitions. Each of the Lenders hereby agrees that, for purposes of Section 2.09 of the Credit Agreement, the Net Available Proceeds of Equity Issuances referred to in paragraphs (b)(iii) and
(b)(iv) thereof may be applied within 180 days of such Equity Issuances to the Triax Acquisition and the ACE Acquisition.

              Section 4. Representations and Warranties. The Company represents and warrants to the Lenders that, both before and after giving effect to each of the amendments set forth in Section 2 hereof and the consents set forth in Section 3 hereof:

              (a)  no Default has occurred and is continuing; and

              (b)  the representations and warranties made by the Company in
       Section 7 of the Credit Agreement, and by each Obligor in each of the other Loan Documents to which it is a party, are true and complete on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as





                          Consent and Amendment No. 2
       of such specific date) and as if each reference in the Credit Agreement to "this Agreement" or "the Credit Agreement" included reference to this Consent and Amendment No. 2.

              Section 5. Conditions Precedent. As provided in Sections 2 and 3 hereof, the amendments to the Credit Agreement set forth in said Section 2 and the consents set forth in said Section 3 shall each become effective, as of the date hereof, upon the satisfaction of the condition precedent that the Administrative Agent shall have notified the Company that the Administrative Agent has received the following (each in form and substance satisfactory to it):

              A. Execution and Delivery, Etc. This Consent and Amendment No. 2, duly executed by the Company, Lenders constituting the Majority Lenders and the Administrative Agent.

              B. Fees and Expenses. Payment of such fees and expenses that the Company shall have agreed to pay in connection with the transactions contemplated hereby.

              C. Other Documents. Such other documents as the Administrative Agent or any Lender or special New York counsel to Chase may reasonably request.

              Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Consent and Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Consent and Amendment No. 2 by signing any such counterpart. This Consent and Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.





                          Consent and Amendment No. 2

              IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment No. 2 to be duly executed and delivered as of the day and year first above written.



                                   FRONTIERVISION OPERATING
                                     PARTNERS, L.P.

                                   By:   Frontiervision Partners, L.P., as
                                         general partner of FrontierVision
                                         Operating Partners, L.P.

                                         By:  FVP GP, L.P., as general partner
                                              of FrontierVision Partners, L.P.

                                         By:  FrontierVision Inc., as general
                                              partner of FVP GP, L.P.


                                              By
                                                --------------------------------
                                                Title:





                          Consent and Amendment No. 2

                                    LENDERS
                                    -------



THE CHASE MANHATTAN BANK                     MORGAN GUARANTY TRUST COMPANY OF
                                               NEW YORK


By                                           By
  ---------------------------                  --------------------------
  Title:                                       Title:


CIBC INC.                                    FIRST NATIONAL BANK OF CHICAGO


By                                           By
  ---------------------------                  ---------------------------
  Title:                                       Title:


UNION BANK, a division of Union              BANK OF MONTREAL
  Bank of California, N.A.

                                             By
                                               ---------------------------
By                                             Title:
  ---------------------------
  Title:


FLEET NATIONAL BANK                          VAN KAMPEN AMERICAN CAPITAL PRIME
                                               RATE INCOME TRUST

By
  ---------------------------
  Title:                                     By
                                               ---------------------------
                                               Title:

CHL HIGH YIELD LOAN PORTFOLIO, a             THE LONG-TERM CREDIT BANK OF
  unit of The Chase Manhattan Bank             JAPAN, LTD., LOS ANGELES AGENCY


By                                           By
  ---------------------------                  ---------------------------
  Title:                                       Title:


PILGRIM PRIME RATE TRUST                     BANQUE FRANCAIS DU COMMERCE
                                               EXTERIEUR


By                                           By
  ---------------------------                  ---------------------------
  Title:                                       Title:

                                             By
                                               ---------------------------
                                                Title:





                          Consent and Amendment No. 2

MERRILL LYNCH SENIOR FLOATING RATE           PROTECTIVE LIFE INSURANCE COMPANY
   FUND, INC.


By                                           By
  ---------------------------                  ---------------------------
  Title:                                       Title:



CITIZEN'S BANK                               INDOSUEZ CAPITAL FUNDING II,
                                               LIMITED


By                                           By
  ---------------------------                  ---------------------------
  Title:                                       Title:



MERRILL LYNCH PRIME RATE PORTFOLIO           COOPERATIEVE CENTRALE RAIFFEISEN-
                                               BOERENLEENBANK B.A., "RABOBANK
                                               NEDERLAND", NEW YORK BRANCH

By
  ---------------------------
  Title:                                     By
                                               ---------------------------
                                               Title:





                          Consent and Amendment No. 2

                            THE ADMINISTRATIVE AGENT
                            ------------------------

                                   THE CHASE MANHATTAN BANK, as
                                     Administrative Agent



                                   By
                                     -----------------------------------
                                     Title:





                          Consent and Amendment No. 2